MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

     Supplement dated March 13, 2000 to the Prospectus dated June 1, 1999

     Effective on or about April 3, 2000 (the "Effective Date"), Merrill Lynch Asset Builder Program, Inc. (the "Program") will cease to offer shares of the Quality Bond Portfolio (the "Portfolio") for sale to the public. Shareholders of the Portfolio prior to the Effective Date may continue to elect to have dividends reinvested pursuant to the Program's automatic dividend reinvestment plan as described in the Program's current prospectus.









Code #18471-0599ALL(3)